

Q2 2025 Results & Business Update

SOLUNA HOLDINGS

NASDAQ:SLNH

August 2025

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2024 for an explanation of how management uses these measures in evaluating its operations.

Company Overview

AI is the fastest growing technology today, with **exponentially growing demand for compute** and a corresponding insatiable demand for power and data center availability.

Bitcoin mining is consolidating into fewer, larger, mining companies that **prefer scalable, well-managed, and cost-advantaged hosting partners**.

Clean energy goes to waste due to curtailment and there's a critical shortage of power for AI, HPC, and Bitcoin mining.

Soluna bridges this gap - unlocking stranded renewable energy and turning it into scalable computing power.

Co-locating data centers **behind the meter** at renewable power generation enables us to bypass long interconnection queues, improve power economics, and **accelerate time-to-market.**

Our mission is to make renewable energy a global superpower using computing as a catalyst.
We develop and operate digital infrastructure that taps into a growing global opportunity: the convergence of renewable energy and High Performance Computing (HPC). We call this model Renewable Computing ™.



Operational Highlights

Q2 2025

Soluna Highlights [1]

INSTALLED HASHRATE	**MW MANAGED**	**2025 Q2 REVENUE**
3.1 EH/s [2]	**89 MW ▸ ~773 MW [3]**	**$6.2 Million**
AVERAGE POWER COST	**CURTAILED ENERGY MONETIZED**	**CAPITAL RAISED**
$33 / MWh [4]	**164,330 MWh**	**$53.7 Million [5]**
EMPLOYEES	**POWER DEVELOPMENT PIPELINE**	**AVERAGE J / TH/s**
48	**~2.8 GW**	**<27 J / TH/s [4]**

(1) As of June 30, 2025 unless otherwise noted
(2) Includes a mix of Prop Miners and Hosted Miners. Q2 2025, was a growth period, energization of Dorothy 2, and transition of customers at Sophie.
(3) Sophie (25 MW - operational) + Dorothy 1 (50MW - operational) + Dorothy 2 (14 MW operational, 34 MW – Construction) + Grace (2 MW - In Development) + Kati (166 MW – In Development) + Rosa (187MW - In Development) + Ellen (100MW - In Development) + Hedy (120MW - In Development) + Annie (75MW - In Development), amounts are approximate
(4) 3-month average (April 2025 - June 2025)
(5) Capital raised includes SEPA $25M, ATM $3.75M, July 2025 Offering $5.0M gross, SLC investment in Kati $20M.

2025 Corporate Focus

Grow Pipeline

Increasing the number of curtailment assessments completed with power partners, advancing more projects to shovel-ready status, and executing additional project term sheets.

Optimize Projects

Energize Project Dorothy 2. And enhancing the profitability, operational efficiency, and customer mix of our operating data centers, while improving overall customer satisfaction.

Capital Formation

Pursuing financing opportunities to support key growth initiatives, including Projects Kati and Rosa. Leveraging strength of project cash flows to refinance and/or pull forward value of existing projects and to deploy debt financing in new projects.

Develop AI

Form partnerships to harness the value of our considerable and growing pipeline by developing AI/HPC data center joint ventures. Building governance, advisory and employee AI/HPC expertise in support of expected growth strategy.

Sophie Highlights

1

Completed 3.3 MW fleet changeout with an industry leading customer.

2

Achieved record peak hashrate of 1.05 EH/s with 25MW.

3

Improved Q2 uptime by 9% from Q1 substation outage, despite unpredictable weather conditions.

4

Improved hashrate +19% PH/S vs Q1 ‘25 +38% PH/S vs Q1 ‘24.



Dorothy 1A Highlights

1

Renewed 5 MW hosting contract with Compass Mining.

2

Upgraded fleet for Bitmine and Compass, driving hashrate improvements +20% vs Q1 '25.

3

Completed PDU software upgrades to improve site curtailment response and electrical equipment life.



Dorothy 1B Highlights

1

Completed action plan for Q3 consolidation to renew miners.

2

Procured electrical PDU infrastructure to support new generation miners.

3

Completed PDU software upgrades to improve site curtailment response and electrical equipment lifespan.



Dorothy 2 Highlights

1

Phase 1 construction achieved substantial completion in May; Progress on Phases 2 and 3 continued.

2

Expanded Hosting Contracts with Industry Leaders Blockware, Compass Mining, and more.

3

Progressed with Phase 1 customer machine deployments.

4

Onboarded Phase 1 team to support operations.



Kati 1 Highlights

1

Signed $20M investment commitment from Spring Lane Capital to launch construction.

2

Completed 50 MW substation installation, and completed ERCOT load modeling.

3

Finalized EPC contract and planned mobilization.

4

Negotiated hosting agreement for Phase 1 (48 MW) with a leading partner.



Our Accomplishments in Q2 2025

Business Milestones

- Secured $20M investment from Spring Lane Capital into Project Kati, with up to $100M investment in future projects.
- Maintained 19% gross profit margin from Q1
- Expanded Hosting Contracts with Industry Leaders Blockware, Compass Mining, and more.

Project Milestones

- 166 MW Project Kati Land Secured and Shovel-Ready
- 187 MW Project Rosa land secured
- 120 MW Project Hedy term sheet signed
- 100 MW Project Ellen term sheet signed
- 75 MW Project Annie term sheet signed, first solar
- Long term pipeline now 2.8 GW (+0.2 GW in June)
- 164,330 MWh of curtailed energy monetized

Q3-Q4 Roadmap of Upcoming Catalysts

- Energize Phase 2 (14 MW) of Dorothy 2
- Financing and Break Ground on Project Kati 1
- Project-level Capital Formation Progress
- Development work kickoffs on Projects Rosa, Hedy, Ellen, Annie
- Energize Phase 3(18 MW) of Dorothy 2
- New project announcements
- Perform Initial Site Energization at Project Kati 1
- Energize Phase 1 (12 MW) of Kati 1



IMAGE: Project Dorothy 2 - Phase I energized, Phase II nearing completion, Phase III being framed out

Financial Highlights



YoY Revenue and Gross Profit Drivers

BTC Halving and Hash price

BTC halving and -24% hash price lowered Revenue and Gross Profit.

Customer ramping

Customer changeouts at Sophie in April, Compass renewed 5MW at D1A in June, and Blockware and Compass ramped into new MDCs at Dorothy 2.

Outages

Strong operating performance was partially offset by Q1 unplanned outage at Project Sophie and planned outages related to Project Dorothy 2 energization and customer change outs.

Demand Response

Lower Demand Response Services revenue driven by lower bid volume and increased participation rate within ERCOT program.

Bitcoin Hosting
Contract Models

Profit Share -- Power pass-through + Opex passthrough fee + BTC profit share + service fees

Fixed Fee / Volumetric -- Fixed price on $/kWh + services fees.

Financial Driver	Fixed Fee/Volumetric	Profit Share
Hash price up	no impact	gross profit up
Hash price down	no impact	gross profit down
Electricity up	gross profit down	gross profit down
Electricity down	gross profit up	gross profit up
Electricity in Revenue & Cost?	Yes	No
Gross Profit capped?	Yes	No

Bitcoin Hosting
Contract Mix Shift

Volumetric contracts at Dorothy more than doubled in Q2, up from 5MW in Q1 2025.

Q2 2025



45MW
11.8MW
Profit Share
Volumetric

Revenue / Profit Potential



BTC Halving and Hash Price Effect
on Gross Profit

Q2 Revenue improved, steady Gross Profit, despite pricing headwinds from two key BTC drivers:

1

Gross profit held steady despite QoQ softness in hash price drove a -5% quarterly dip in 2Q at average $51/PH vs $54/PH in Q1.

2

Versus year ago quarter, BTC halving sharply reduced hash price in April 2024, as expected. Improving in Q2 '25.

Our exposure to hash price movements is partially mitigated by our commercial model mix - with key exposure being:

1

25MW of proprietary mining at Dorothy 1B

2

45MW of profit share hosting at Dorothy 1A and Sophie



$5,000
$4,000
$3,000
$2,000
$1,000
0
($1,000)
($2,000)
$120
$100
$80
$60
$40
$20
$0
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Gross Profit
Hash price (avg.)
BTC price (avg.)

Average hash price declined -5% (-$2.50/PH), to $51.12 in Q2
*excludes DRS quarterly decline of -$345k from lower bid pricing.

Revenue by Quarter
(Consolidated)

$ in 000's

Increase from Prior Quarter of $0.2M driven by Dorothy 2's first customers. Other sites maintained marginal growth in hosting revenue.

Decrease in YoY Revenue in Q2 25 of $3.5M, to $6.2M vs $9.7M in Q2 24, primarily due to decrease in hashrate, partly due to BTC halving in April 2024 and -3% volumetric electricity usage from customers.



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,675
$7,525
$8,272
$5,936
$6,158
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
2024
2025
Post-halving →

Q2 QoQ Revenue Bridge
(Consolidated)

$ in 000's

Q2 2025 Revenue is $6.2 million - an increase over Q1 2025 due to:

1. New hosting customer ramp up (all sites) (+$0.7 million)
2. Lower Demand Response Services driven by normal seasonality pricing ($0.3 million)
3. Lower Prop Mining volume related to site availability and miner efficiency ($0.1 million)


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,936
($138)
$734
($346)
($28)
$6,158
Q1 25
Prop Mining
Hosting
Demand Response Services
Other
Q2 25

Q2 YoY Revenue Bridge
(Consolidated)

$ in 000's

Q2 2025 Revenue is $6.2 million, a net decline due to four factors:

1. BTC halving and subsequent hash price volatility ($2.0 million).
2. Change in commercial model mix to more Profit Sharing (fully offset in cost of revenue for no Gross Profit impact; one-time impact ($0.9 million).
3. Lower Prop Mining volume related to site availability and miner efficiency ($0.6 million).
4. Lower Demand Response Services driven by increased participation rate within ERCOT ($0.1 million).



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,675
($1,956)
($884)
($582)
($132)
$37
$6,158
Q2 24
Halving / hash price
Dorothy 1A Contract Type Change
Dorothy 1B Prop Mining Volume
Demand Response Service
Other
Q2 25

Gross Profit by Quarter
(Soluna Digital)

$ in 000's

Q2 2025 Gross profit remained resilient at 19%, consistent with Q1, reflecting strong cost discipline and margin stability, despite a ($0.3M) decline in DRS gross profit from exiting the seasonally higher winter pricing period.



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,675
$5,565
$4,110
$7,525
$6,030
$1,494
$8,256
$5,694
$2,561
$5,908
$4,756
$1,152
$6,158
$4,970
$1,188
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Post-halving →
Total Revenue
Total Cost of Revenue
Gross Profit

(1) Excludes Project Ada / Cloud

General & Administrative Q2 25 vs. Q2 24

$ in 000's

Stock-based compensation of $1.9M had a $500K increase vs. Q2 2024 primarily related to additional grants issued to directors and officers in 2025, and reduction of forfeiture rate.

Salaries and benefits decreased ~$175K, driven by lower bonus expense in 2025, partially offset by cost-of-living raises.

Provision for credit losses decreased approximately $264K with no losses in 2Q 2025.

Investor relations down $176K due to fewer campaigns this quarter.



$7
$6
$5
$4
$3
$2
$1
$0
$5.4
$0.5
$0.1
($0.2)
($0.2)
($0.2)
$5.4
Q2 24 G&A
Stock Comp
Legal Fees
Salaries & Benefits
Provision for Credit Losses
Investor Relations
Q2 25 G&A

Adjusted EBITDA by Quarter
(Consolidated)

$ in 000's

Compared to Q2 of prior year, Q2 2025 adjusted EBITDA of ($1.2M) decreased by $3.0M driven by -24% avg hash price, Bitcoin halving, lower DRS revenue and higher professional fees from fundraising.

Compared to prior quarter Q1, Q2 2025 adjusted EBITDA improved by $0.4M, driven by steady 19% gross margin, controlling expenses, and lack of the Q1 pause for D2 interconnect, offset by headwinds from hash price declining -5%.



$4,000
$2,000
$0
($2,000)
($4,000)
$1,797
($3,482)
($2,520)
($1,648)
($1,227)
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Post-halving →

Q2 YoY Adj EBITDA Bridge
(Consolidated)

$ in 000's

Q2 2025 Adj EBITDA is ($1.2 million)

Compared to $1.8 million in Q2 2024, driven primarily by Bitcoin halving in April 2024 and hash price volatility, D1B fewer machines working and lower efficiency, planned outages related to Dorothy 2 energization and customer change outs, and professional fees including legal costs related to SEPA and compliance costs.

Additional Q2 expenses include $255k Pref B consent fees, $291k Kati wind farm lost generation fee.



$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
$1,797
($1,956)
($0)
($582)
($132)
($546)
($186)
$378
($1,227)
Q2 24
Halving / hash price
Dorothy 1A Contract Type Change
Dorothy 1B Prop Mining
Demand Response Service
Pref B Consent fees and Kati lost generation fee
Professional Fees
Other
Q2 25

Revenue & Cost of Revenue by Project Site

Q2 2025
(in 000's)

Dorothy 1A and Sophie delivered strong gross margins of **31.9%** and **59.0%**, respectively.

Dorothy 2 commenced customer onboarding in Q2, with labor costs ramping ahead of revenue, consistent with planned early-stage operations.

	Soluna Digital					
(Dollars in thousands)	Project Dorothy 1B	Project Dorothy 1A	Project Dorothy 2	Project Sophie	Other	Total
Cryptocurrency mining revenue	$ 2,861	$ -	$ -	$ -	$ -	$ 2,861
Data hosting revenue	-	1,653	210	1,273	-	3,136
Demand response services	-	-	-	-	161	161
Total revenue	**2,861**	**1,653**	**210**	**1,273**	**161**	**6,158**
Cost of cryptocurrency mining, exclusive of depreciation	$ 1,767	$ -	$ -	$ -	$ -	$ 1,767
Cost of data hosting revenue, exclusive of depreciation	-	851	346	420	-	1,617
Cost of cryptocurrency mining revenue- depreciation	1,074	-	-	-	-	1,074
Cost of data hosting revenue- depreciation	-	274	136	102	-	512
Total cost of revenue	**2,841**	**1,125**	**482**	**522**	**-**	**4,970**
Gross Profit	**$ 20**	**$ 528**	**$ (272)**	**$ 751**	**$ 161**	**$ 1,188**
Gross Profit Margin %	*0.7%*	*31.9%*	*(129.5%)*	*59.0%*	*100.0%*	*19.3%*

Revenue & Cost of Revenue by Project Site

Q2 2024
(in 000's)

(Dollars in thousands)	Soluna Digital					
	Project Dorothy 1B	Project Dorothy 1A	Project Dorothy 2	Project Sophie	Other	Total
Cryptocurrency mining revenue	$ 4,484	$ -	$ -	$ -	$ -	$ 4,484
Data hosting revenue	-	3,567	-	1,331	-	4,898
Demand response services	-	-	-	-	293	293
Total revenue	**4,484**	**3,567**	**-**	**1,331**	**293**	**9,675**
Cost of cryptocurrency mining, exclusive of depreciation	1,883	-	-	-	-	1,883
Cost of data hosting revenue, exclusive of depreciation	-	1,758	-	418	-	2,176
Cost of cryptocurrency mining revenue- depreciation	1,065		-			1,065
Cost of data hosting revenue- depreciation		290	-	151	-	441
Total cost of revenue	**2,948**	**2,048**	**-**	**569**	**-**	**5,565**
Gross Profit	**$ 1,536**	**$ 1,519**	**$ -**	**$ 762**	**$ 293**	**$ 4,110**
Gross Profit Margin %	*34.3%*	*42.6%*	*n/a*	*57.3%*	*100.0%*	*42.5%*

Summary of Existing Debt [1]

$14.1m subsidiary debt (no Soluna Holdings guarantee);

$9.1m GreenCloud debt (with Soluna Holdings guarantee)[2]

Debt Tranche (Entity) / (Guarantor)	Total	Amort Remaining
GreenCloud (Cloud) / (Holdings)[3]	$9,094	~2 years
Spring Lane Equipment (Dorothy 2) / (None)[4]	$519	n/a
Galaxy Digital (Sophie) / (Sophie Holdings)[5]	$4,480	~4.75 years
Total Amortizing	**$14,093**	
NYDIG (Marie Borrowing) / (Marie)[6]	$9,183	n/a
Total	**$23,276**	

(1) As of June 30th 2025, stated in $ thousands unless otherwise noted
(2) Debt held at below listed entities with below listed guarantor(s), if applicable
(3) GreenCloud note (original principal $12.5m, borrower Soluna AL CloudCo, LLC and guarantors Soluna Cloud, Inc. and Soluna Holdings, Inc., 3 year amortization from June 2024)
(4) Springlane Equipment note (related to Project Kati, borrower Soluna DVSL II ComputeCo, LLC and no guarantor, non amortizing, expected payoff upon Dorothy 2 completion or Kati project finance closing)
(5) Galaxy Digital note (original principal $5.0m, borrower Soluna SW, LLC and guarantor Soluna SW Holdings, LLC, 5 year amortization from March 2025)
(6) NYDIG note (original principal of $14.4, borrower Soluna MC Borrowings, LLC and guarantor Soluna MC, LLC, no longer amortizing, no operating assets)

Existing Debt [1] By Entity

$14.1m subsidiary debt (no Soluna Holdings guarantee);

$9.1m GreenCloud debt (with Soluna Holdings guarantee)



Soluna Holdings, Inc.
(SLNH)
Soluna Digital (SDI)
Project Marie2
Project Marie Borrowing
NYDIG - $9.2m
Project Sophie HoldCo
Project Sophie
Galaxy - $4.5m
SDI SL Borrowing
Spring Lane - $0.5m
Soluna Cloud (SCI)
Soluna AL CloudCo3
GreenCloud - $9.1m
SLNH Debt Guarantees
Subsidiary ONLY Debt Guarantees

(1) See prior slide entitled "Summary of Existing Debt" additional notes that cover this slide.
(2) Project Marie data center was decommissioned and has no remaining assets.
(3) Soluna AL CloudCo has ceased operations and has no remaining assets.

Energized Data Center Capacity and Growth

We are building the largest clean-energy-powered Bitcoin infrastructure platform.

Year	Energy (MW) [1]	Hashrate (EH/s2) [1]
2023	**25**	**1.0**
2024	**75**	**2.9**
2025	**129**	**5.8**
2026	**368**	**19.8**
2027	**696**	**46.4**



Energy Capacity (MW)
Compute Power (EH/s)
700
600
500
400
300
200
100
0
70
60
50
40
30
20
10
0
2023
2024
2025
2026
2027
2023
2024
2025
2026
2027

(1) 2023 & 2024 Energy and Hashrate are actual, while 2025-2027 Energy are estimated based on expected project ramp (which could vary up or down) and 2025-2027 Hashrate are estimated as a ramp from about 25J/Th in 2023/2024 to about 15J/Th by 2027 (which also could vary up or down)
Source: Earnings Power presentation, July 2025.

Illustrative Earnings Potential

Base case - $55 hash price [3]

Non-GAAP Financials

Substantial potential ramp of Consolidated Total Revenue and Adj. EBITDA[1,2] driven by completion of the following projects:

- Dorothy 2
- Kati 1
- Additional Projects (illustrative model assume 2 similarly sized projects to Kati)

Consolidated Total Revenue
$000



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$21,833
$79,166
$117,539
$132,808
H2⁴ 25
FY 26
FY27
FY 28

Consolidated Total Adj. EBITDA [1,2]
$000



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$5,203
$27,745
$46,544
$54,646
H2⁴ 25
FY 26
FY27
FY 28

(1) Consolidated Adj. EBITDA is total company EBITDA, including any Soluna SG&A. (2) Soluna's ownership stake in each of the projects varies. See following slides for more details.
(3) hash price is a term created by Luxor Technology in 2019. It is a measure used in the Bitcoin mining industry to represent the revenue earned per unit of hashrate (usually per petahash per second, or TH/s). It is calculated by dividing the total daily mining revenue by the total network hashrate, giving an indication of the profitability of mining operations. Changes in Bitcoin price, network difficulty, and transaction fees all influence hash price. Actual hash price may vary substantially from illustrative modeled hash price.
(4) H2 is 2nd half or 3rd and 4th quarters of 2025
(5) See Appendix for management statements on non-GAAP measures.

Illustrative Earnings Potential
Upside case - $75 hash price [3]

Non-GAAP Financials

Additional $20 of hash price vs. base case adds approximately $35 million to annual Consolidated Total Adj. EBITDA[1,2] by 2028.


Consolidated Total Revenue
$000
$160,000
$120,000
$80,000
$40,000
$0
$28,709
$100,775
$148,297
$167,078
H2⁴ 25
FY 26
FY27
FY 28


Consolidated Total Adj. EBITDA 1,2
$000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$12,052
$49,182
$77,016
$88,572
H2⁴ 25
FY 26
FY27
FY 28

(1) Consolidated Adj. EBITDA is total company EBITDA, including any Soluna SG&A.
(2) Soluna's ownership stake in each of the projects varies. See slides later in the presentation for more details.
(3) hash price is a term created by Luxor in 2019. It is a measure used in the Bitcoin mining industry to represent the revenue earned per unit of hashrate (usually per petahash per second, or TH/s). It is calculated by dividing the total daily mining revenue by the total network hashrate, giving an indication of the profitability of mining operations. Changes in Bitcoin price, network difficulty, and transaction fees all influence hash price. Actual hash price may vary substantially from illustrative modeled hash price.
(4) H2 is 2nd half or 3rd and 4th quarters of 2025
(5) See Appendix for management statements on non-GAAP measures.



Company Overview

We unlock wasted renewable power, meet compute and energy demand and lighten the burden on the grid

Energy Supply-Demand is Imbalanced

30-40% of Renewable energy generation is stranded.[2]

Grid is Constrained

Rising energy costs, slow interconnection timelines, and limited transmission capacity delay new power plants.

Exploding Compute Demand

BTC and AI/HPC workloads are driving massive, fast-changing energy needs with 26–36%[1] annual growth.

Sources:
(1) The Computational Limits of Deep Learning, Thompson N et Al - 2022

(2) Soluna Curtailment Assessments of IPPs in Pipeline. Curtailment estimates from ISO/RTO websites. Wood Mackenzie.



Soluna operates data centers co-located with renewable power plants, turning their wasted energy into sustainable computing resources.

All forms of renewable energy are growing faster than ever.


GW
12,000
6,000
0
2022
2023
2024
2025E
2026E
2027E
2028E
2029E
2030E

Source: IEA data - https://www.iea.org/reports/renewables-2024/executive-summary

RENEWABLE ENERGY HAS A WASTED ENERGY PROBLEM

30-40%

of energy produced by renewable plants goes unused.

Source: Soluna Curtailment Assessments of IPPs in Pipeline. Curtailment estimates from ISO/RTO websites. Wood Mackenzie.


Storage is not yet sufficiently scalable…


Transmission upgrades face too many challenges & take too long…


Computing is ready now.

AI IS REQUIRING MORE AND MORE POWER

The energy required to run AI tasks is already accelerating with an annual growth rate between 26% and 36%

This means by 2028, AI could be using more power than the entire country of Iceland used in 2021



Dennard-Scaling Era
Multicore Era
Deep Learning Era
Deep Learning
Hardware Performance
10^{10}
10^{8}
10^{6}
10^{4}
10^{2}
10^{0}
10^{-2}
1985
1990
1995
2000
2005
2010
2015
2020

Source: The Computational Limits of Deep Learning, Thompson N et Al - 2022

The Lifecycle of AI

Gen AI is batchable: Parts of the Generative AI lifecycle are perfect computing applications for co-location with renewable power plants, because they are inherently batchable.

- Batchable process
- Real-time process

Training

A new model is created from scratch by learning from a large corpus of text. The phase requires the largest number of resources. For example, an iteration of OpenAI's GPT-3 was trained on 10,000 NVIDIA V100 GPUs for 15 days.

Fine Tuning

A pre-trained model is trained further on a smaller, task-specific dataset. This phase is where customers may take an off-the-shelf pre-trained model ad fine-tune it to their proprietary information.

Inferencing

Using a pre-trained model to generate predictions or outputs based on input data. This is 'using' the AI, such as when ChatGPT gives a response, or Stable Diffusion generates an image.

Unique Interconnection Strategy

Behind-the-Meter Structure Allows Our Data Centers to Remain Flexible, Drawing Power from the Grid or Renewable Power Plant and Provide Ancillary Services. **Rapid Time to Interconnection**.



EXISTING RENEWABLE POWER PROJECT ASSETS
GRID OPERATOR TELEMETRY
PROJECT METER
HV
METER
MV
METER
ERCOT GRID
SUBSTATION
GENERATION ASSET
SOLUNA DATA CENTER PROJECT ASSETS
MDC METER
MV
METER
MV
MV
MV
BACKUP GENERATOR / RESILIENCY SOLUTION (AI/HPC)
MY SWITCHGEAR
2600 kVA TRANSFORMER(S)
AI DATA CENTER CAMPUS
BTC DATA CENTER CAMPUS

How We Source Power for Our Data Centers

Economic/Technical curtailment from negative LMP.


CURTAILED ENERGY
DC*
SUBTRACTIVE ENERGY
GRID ENERGY

Energy that would have gone to grid without the load.

Energy that is sourced from the grid in excess of plant production.

* Soluna BTC or AI Data Center.

CASE STUDY

Texas Wind Farm Curtailment

150 MW Wind Generation



Generation
Curtailed
80%
60%
40%
20%
0%
66%
34%
73%
27%
57.3%
42.7%
59.7%
40.3%
2021
2022
2023
2024

Source: Soluna Data Analysis, Wind Farm Data

CASE STUDY

Soluna Consumes ~50% of Curtailed Energy

50 MW Data Center – Project Dorothy 1


Consumed by Soluna
Curtailed
80%
60%
40%
20%
0%
34%
16.9%
27%
14%
42.7%
22.6%
40.3%
20.6%
2021
2022
2023
2024

Source: Soluna Data Analysis, Wind Farm Data

How We Achieve Tier-3 Uptime Behind the Meter

Energy is sourced from the grid, the renewable power plant, and a resiliency solution.


Grid Energy
39.200%
DATA CENTER UPTIME
99.982%
Other
2.000%
Resiliency Backup
1.982%
Downtime
0.018%
Wind Energy
58.800%

Our Power Cost Is Among the Lowest In the Industry


$80
$70
$60
$50
$40
$30
$20
$10
$0
$50
$30
$80
$40
Bitcoin 1
AI2
Industry
Soluna

(1) Luxor Research; Public filings from various miners
(2) EIA.gov | https://www.eia.gov/electricity/monthly/epm_table_grapher.php?t=epmt_5_6_a

Why Soluna, Why Now

We have

a proven behind-the-meter approach to source power, track record of execution, a business model that works.

2.8 GW

pipeline of wasted renewable energy to power our data centers.

18% greener

than traditional data centers, ready to drive sustainable AI.

Our (BTC) data center projects yield

robust returns[1]

when compared to capital costs to develop them.

We have

an experienced team with deep expertise in project development, energy markets, computing technologies, and project finance.

MaestroOS™

Our proprietary software platform. A force multiplier in making our business model work.

(1) qualitative assessment based on returns to date and construction costs for existing and in development projects as evidenced in previously published financials and project development press releases.

The Soluna Way

We tackle wasted energy through digital infrastructure. As we optimize the grid and serve our customers, we fuel our growth, funding further expansion to make renewable energy a superpower.


Source low-cost curtailed power from IPPs
Build, own, operate data centers
Attract hosting customers HPC, Bitcoin
Provide Ancillary Services to grid
Grow AUM & EBITDA over fixed costs
Grow pipeline

Soluna's solution for grid and data center decarbonization

As new data-heavy applications drive massive energy demand, most data centers rely on carbon-intensive grids to power these workloads. While RECs are widely used to offset emissions, they often fail to reflect real-time energy usage and carbon impact.

We take a different approach by co-locating data centers with renewable power sources, directly consuming curtailed wind energy—power that would otherwise go to waste.

Our current data centers achieve a fraction of the emissions of a typical ATC data center. This model enables real emissions reductions while supporting the growth of renewable energy.



-25%
-75%
Locational Marginal Emissions
Scope 2 Emissions
Benchmark
Soluna

Source: Soluna estimates and RESurety Analysis.

Soluna empowers renewable energy producers to inject renewable energy that would have otherwise been curtailed into the grid. This injection displaces output from dirtier resources, such as coal plants, resulting in a high carbon impact.

48M $MTCO_2e$ **=**


= 50,000 cars

11M passenger cars removed*

Data from our current data centers shows that 1GW of our AI data center projects would displace an estimated 47,829,600 metric tons of CO_2 emissions over their lifecycle.

* Reflects equivalence of emissions for one year. Source: RESurety analysis and US EPA data.

Business Segments

Diversified Revenue Streams (and Potential Revenue Streams)

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Ancillary Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **Colocation and hosting services for companies that need AI-ready data centers.**
- *Soluna develops data centers with JV partners and provides Managed Infrastructure Services.*

Our Customers by the Numbers [1]

We service some of the Bitcoin industry's largest, most successful miners.

71.8
Total EH/s[2]

54
Total No. Facilities

21.3
Average J/TH

8%
Percentage of Bitcoin Network

BLOCKWARE | BitMine Immersion Technologies | BIT DIGITAL | COMPASS MINING

(1) Source: Public filings, Luxor Research, Bitcoin Network, and Customer Surveys
(2) Total EH/s is for our customers' total mining portfolio - not the total installed in Soluna hosting data centers

We have a growing pipeline of projects

2.8GW+ long-term pipeline with large IPPs and infrastructure funds in the US and beyond

	PROJECTS	MW
Total Long-Term Pipeline	22	2,801
Total Curtailment Assessment Completed (YTD)	22	2,801
Active Term Sheet Negotiations	5	850
Shovel Ready, PPA, or Signed Term Sheets	6	698
Average Data Center Project Size		150
Total Power Partners	13	
Average Projects per Power Partner	2	
States	2	



STAGE	1 / Curtailment Assessment	2 / Term Sheet Signed	3 / PPA & Land Acquisition	4 / Engineering, Feasibility & Regulatory Studies	5 / ERCOT/ISO Planning Completed	6 / Shovel Ready	7 / Capital Formation & Customer Development	8 / In Construction	9 / Energized/COD
MW in Stage	2,103	75	220	187			166	50	75[1]

2,801 MW

(1) Current operating hosting and mining projects.

Our Data Center Projects

We have over 773 MW of data center capacity in operation, construction or development

Project	Location	Power Source	Size (MW)	Model	Status	Power Cost	Partner
Dorothy 1A	TX	Wind	25	BTC Hosting	Operating	$35	Spring Lane
Dorothy 1B	TX	Wind	25	BTC Mining	Operating	$35	Navitas
Sophie	KY	Grid	25	BTC Hosting	Operating	$33	N/A
Dorothy 2	TX	Wind	48	BTC Hosting	Construction	$35	Spring Lane
Kati	TX	Wind	166	BTC Hosting / AI	Shovel Ready	$40	TBD
Grace	TX	Wind	2	AI Hosting	Development	$40	TBD
Rosa	TX	Wind	187	BTC Hosting / AI	Development	$40	TBD
Hedy	TX	Wind	120	BTC Hosting / AI	Development	$40	TBD
Ellen	TX	Wind	100	BTC Hosting / AI	Development	$40	TBD
Annie	TX	Solar	75	BTC Hosting / AI	Development	$40	TBD



Meet the Soluna Leadership Team

150 years of combined experience in starting, managing, and leading companies



John Belizaire
Chief Executive Officer



Michael Toporek
Executive Chairman



John Tunison
Chief Financial Officer



Dipul Patel
Chief Technology Officer



Mary O'Reilly
Chief People Officer



Jessica Thomas
Chief Accounting Officer



Phillip Ng
VP, Corporate Development



Larbi Loudiyi
VP, Power



Dan Golding
Advisor



Ernest Popescu
Advisor

Soluna Organizational Structure

Soluna Holdings, Inc.
(Nasdaq: SLNH)

Soluna Energy, Inc.

The development platform that identifies and acquires co-located sites with renewables to construct data center assets.

Soluna Digital, Inc.

The Bitcoin Hosting business that builds and operates Bitcoin mines and leases space and is served power from Soluna Energy.

Soluna Cloud, Inc.

The AI business that builds and operates data centers to offer colocation and hosting services.


SOLUNA
WELCOME TO
RENEWABLE
COMPUTING
Learn more at
solunacomputing.com

Connect With Us

X / Twitter

@SolunaHoldings

LinkedIn

Soluna Holdings

Newsletter

bit.ly/solunasubscribe

Appendix

Media & Press in Q2



scaling clean podcast
Episode 44:
John Belizaire
CEO of Soluna
SOLUNA



The Future of
CRE
Sustainability
OMNIDIAN SOLUNA
SEAN SWENTEK
JOHN BELIZAIRE



Live webinar
Sustainable networking innovation without compromise
Register now
JUNIPER



SOLUNA



LIVE WEBINAR
Rise of AI: Data Center Efficiency and Sustainability
May 21st
11:00AM–12:00PM EDT
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Vinod Subramaniam
Dipul Patel



WTR
WATER TOWER RESEARCH
Fireside Chat Series
Soluna Holdings, Inc. (NASDAQ:SLNH)
Date: May 22, 2025 Time: 1:00 pm ET

See all of Soluna's latest press and media coverage at
solunacomputing.com/press

Project Cash Flows
Bitcoin Hosting Pre Flip [1,2,3]

We make money from services fees, developer profit and our share of owner profit.


$100.00
Project Profit / Cash
$50.54
SLNH Operating & Admin Fees
$5.78
Third-party variable costs & expenses
$43.68
JV Partner Owner Profit
$35.06
SLNH Developer Profit
$3.79
SLNH Owner Profit
$11.69

PROFIT

SLNH	JV Partner	3rd Party
$21.26	$35.06	$43.68

(1) "Pre Flip" refers to project timeline prior to reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow
(2) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(3) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 7.5% Developer Profit; c) 25% / 75% Ownership SLNH / JV Partner
(4) See Appendix for management statements on non-GAAP measures.

Project Cash Flows
Bitcoin Hosting Post Flip [1,2,3]

After the "Flip" our developer profit increases significantly.


$100.00
Project
Profit / Cash
$50.53
JV Partner
Owner Profit
$18.95
SLNH
Developer Profit
$25.27
SLNH
Owner Profit
$6.32
SLNH Operating
& Admin Fees
$5.78
Third-party variable
costs & expenses
$43.68

PROFIT

SLNH	JV Partner	3rd Party
$37.37	$18.95	$43.68

(1) "Post Flip" refers to project timeline after reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow
(2) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(3) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 7.5% Developer Profit; c) 25% / 75% Ownership SLNH / JV Partner
(4) See Appendix for management statements on non-GAAP measures.

Project Cash Flows
Bitcoin Prop Mining [1,2]

We make money from services fees and our share of owner profit.



$100.00
Project
Profit / Cash
$42.00
SLNH Operating
& Admin Fees
$3.30
Third-party variable
costs & expenses
$54.70
JV Partner
Owner Profit
$20.58
SLNH
Owner Profit
$21.42

PROFIT

SLNH	JV Partner	3rd Party
$24.72	$20.58	$54.70

(1) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(2) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 51% / 49% Ownership SLNH / JV Partner
(3) See Appendix for management statements on non-GAAP measures.

Non-GAAP Measure
Management Definitions

This presentation contains various non-GAAP financial measures which are defined on the following slide, each of which is not calculated in accordance with GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP. The Company cannot reconcile these measures without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2024 for an explanation of how management uses EBITDA, adjusted EBITDA and other measures in its operations.

Non-GAAP Measure

Management Definitions

Consolidated Adjusted EBITDA: total EBITDA, as adjusted by management for certain one-time impacts, on a fully consolidated basis, regardless of actual Soluna ownership percentage.

Developer Profit: profit and cash paid to project developer from Project Profit/Cash.

EBITDA: Earnings Before Interest, Taxes, Depreciation, and Amortization: a measure of a company's operating performance that shows earnings before accounting for financing costs, tax expenses, and non-cash charges.

IRR – Internal Rate of Return: the discount rate that makes the net present value (NPV) of a series of cash flows equal to zero, reflecting the annualized rate of return earned on an investment.

MOIC – Multiple on Invested Capital: number of times the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

NPV – Net Present Value: the sum of the present values of all expected future cash flows from an investment, minus the initial investment cost, used to assess profitability.

O&M Margin, Operating & Admin Fees: fees (and margin) paid to Soluna as the developer for ongoing operations, maintenance and administrative services provided to projects.

Owner Profit: profit and cash paid to project owners from Project Profit/Cash after paying Developer Profit.

Project Profit/Cash: profit and cash available to project owners after paying 3rd party expenses and O&M (Operating) / Admin Fees.

ROIC – Return on Invested Capital: percentage of the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

SOFR – Secured Overnight Financing Rate: is a benchmark interest rate that reflects the cost of borrowing cash overnight using U.S. Treasury securities as collateral and is published daily by the Federal Reserve Bank of New York.

Soluna SG&A – Soluna Selling, General & Administrative: expenses incurred that are not directly attributable to operating projects, excluding stock compensation, impairment expense, and other miscellaneous non-cash expenses but including other income/expense.

Variable Costs & Expenses: costs of revenue and direct expenses that, when subtracted from project revenue, yield Project Profit/Cash.

XIRR – Extended Internal Rate of Return: the annualized rate of return for a series of cash flows occurring at irregular intervals.

Bitcoin Halving & hash price
by Quarter

After the April 2024 halving of hash price, averaging $67 in Q2 2024, hash price slumped then jumped in 2024, declining gradually through June 30, 2025.

Year	Quarter	Hashprice (avg.)	BTC price (avg.)	Gross Profit
2024	Q2	$ 67	$ 64	$ 4,110
2024	Q3	$ 45	$ 62	$ (1,364)
2024	Q4	$ 54	$ 87	$ (226)
2025	Q1	$ 54	$ 87	$ 1,173
2025	Q2	$ 51	$ 102	$ 1,188

(1) hash price in $/PH
(2) BTC price in $000's
(3) Gross Profit in $000's

Consolidated Balance Sheet

(Dollars in thousands, except per share)		June 30, 2025		December 31, 2024
Assets				
Current Assets:				
Cash	$	9,878	$	7,843
Restricted cash		2,215		1,150
Accounts receivable, net (allowance for expected credit losses of $244 at June 30, 2025 and December 31, 2024)		2,649		2,693
Prepaid expenses and other current assets		2,236		1,781
Equipment held for sale		-		28
Total Current Assets		16,978		13,495
Restricted cash, noncurrent		3,060		1,460
Other assets		1,107		2,724
Deposits and credits on equipment		1,046		5,145
Property, plant and equipment, net		56,521		47,283
Intangible assets, net		12,957		17,620
Operating lease right-of-use assets		283		313
Total Assets	$	91,952	$	88,040
Liabilities and Stockholders' Equity				
Current Liabilities:				
Accounts payable	$	3,942	$	2,840
Accrued liabilities		5,934		6,785
Accrued interest payable		3,286		2,275
Contract liability		19,348		20,015
Current portion of debt		13,255		14,444
Income tax payable		62		37
Customer deposits		1,962		1,416
Operating lease liability		63		61
Total Current Liabilities		47,852		47,873
Other liabilities		333		235
Long-term debt		10,021		7,061
Operating lease liability		220		252
Deferred tax liability, net		4,207		5,257
Total Liabilities		62,633		60,678

Consolidated
Balance Sheet

(Dollars in thousands, except per share)		June 30, 2025		December 31, 2024
Commitments and Contingencies (Note 10)				
Stockholders' Equity:				
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 4,953,545 shares issued and outstanding as of June 30, 2025 and December 31, 2024		5		5
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of June 30, 2025 and December 31, 2024		—		—
Common stock, par value $0.001 per share, authorized 75,000,000; 19,095,863 shares issued and 19,055,122 shares outstanding as of June 30, 2025 and 10,647,761 shares issued and 10,607,020 shares outstanding as of December 31, 2024		19		11
Additional paid-in capital		323,557		315,607
Accumulated deficit		(329,242)		(314,304)
Common stock in treasury, at cost, 40,741 shares at June 30, 2025 and December 31, 2024		(13,798)		(13,798)
Total Soluna Holdings, Inc. Stockholders' (Deficit) Equity		(19,459)		(12,479)
Non-Controlling Interest		48,778		39,841
Total Stockholders' Equity		29,319		27,362
Total Liabilities and Stockholders' Equity	$	91,952	$	88,040

Consolidated Statement of Operations

(Dollars in thousands, except per share)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Cryptocurrency mining revenue	$ 2,861	$ 4,484	$ 5,860	$ 10,880
Data hosting revenue	3,136	4,898	5,538	10,176
Demand response service revenue	161	293	668	1,168
High-performance computing service revenue	-	-	28	-
Total revenue	6,158	9,675	12,094	22,224
Operating costs:				
Cost of cryptocurrency mining revenue, exclusive of depreciation	1,767	1,883	3,721	3,724
Cost of data hosting revenue, exclusive of depreciation	1,617	2,176	2,945	4,427
Cost of high-performance computing services	-	-	7	-
Cost of cryptocurrency mining revenue- depreciation	1,074	1,065	2,147	2,152
Cost of data hosting revenue- depreciation	512	441	913	877
Total costs of revenue	4,970	5,565	9,733	11,180
Operating expenses:				
General and administrative expenses, exclusive of depreciation and amortization	5,397	5,382	11,344	9,378
Depreciation and amortization associated with general and administrative expenses	2,403	2,403	4,807	4,805
Total general and administrative expenses	7,800	7,785	16,151	14,183
Impairment on fixed assets	12	-	12	130
Operating loss	(6,624)	(3,675)	(13,802)	(3,269)
Interest expense	(1,196)	(449)	(2,034)	(873)
(Loss) gain on debt extinguishment and revaluation, net	-	(5,600)	551	(8,698)
Loss on sale of fixed assets	(22)	(21)	(22)	(21)
Other expense, net	(546)	(49)	(860)	(25)
Loss before income taxes	(8,388)	(9,794)	(16,167)	(12,886)
Income tax benefit, net	608	649	1,033	1,197
Net loss	(7,780)	(9,145)	(15,134)	(11,689)
(Less) Net (loss) income attributable to non-controlling interest	(398)	1,728	(196)	4,438
Net loss attributable to Soluna Holdings, Inc.	$ (7,382)	$ (10,873)	$ (14,938)	$ (16,127)
Basic and Diluted loss per common share:				
Basic & Diluted loss per share	$ (0.69)	$ (2.97)	$ (1.55)	$ (5.68)
Weighted average shares outstanding (Basic and Diluted)	14,991,125	4,563,696	13,473,983	3,683,558

Consolidated Statement of Cash Flows

(Dollars in thousands)	2025	2024
Operating Activities		
Net loss	$ (15,134)	$ (11,689)
Adjustments to reconcile net loss to net cash used in operating activities:		
Depreciation expense	3,121	3,001
Amortization expense	4,746	4,743
Stock-based compensation	3,789	2,029
Deferred income taxes	(1,051)	(1,259)
Impairment on fixed assets	12	130
Provision for credit losses	-	244
Amortization of operating lease asset	30	122
(Gain) loss on debt extinguishment and revaluation, net	(551)	8,698
Amortization of deferred financing costs and discount on notes	338	59
SEPA fair value revaluation	118	-
Loss on sale of fixed assets	22	21
Changes in operating assets and liabilities:		
Accounts receivable	44	(486)
Prepaid expenses and other current assets	(455)	(10,767)
Other long-term assets	1,607	1
Accounts payable	1,102	353
Contract liability	(667)	-
Operating lease liabilities	(30)	(123)
Other liabilities and customer deposits	644	(404)
Accrued liabilities and interest payable	1,042	1,764
Net cash used in operating activities	(1,273)	(3,473)
Investing Activities		
Purchases of property, plant and equipment	(12,365)	(278)
Purchases of intangible assets	(83)	(64)
Proceeds from sale of property, plant and equipment	-	215
Deposits on equipment, net	4,099	(2,096)
Net cash used in investing activities	(8,349)	(2,223)
Financing Activities		
Proceeds from common stock warrant exercises	-	2,304
Proceeds from sale of common stock on SEPA	2,005	-
Proceeds from notes	5,269	13,220
Proceeds from sale of common stock on ATM	2,178	-
Payments on notes and deferred financing costs	(3,275)	(1,910)
Payments on ATM	(132)	-
Contributions from non-controlling interest	11,852	-
Distributions to non-controlling interest	(3,575)	(5,776)
Net cash provided by financing activities	14,322	7,838
Increase in cash & restricted cash	4,700	2,142
Cash & restricted cash – beginning of period	10,453	10,367
Cash & restricted cash – end of period	$ 15,153	$ 12,509
Supplemental Disclosure of Cash Flow Information		
Interest paid on debt	685	203
Warrant consideration in relation to convertible notes and revaluation of warrant liability	-	7,648
Notes converted to common stock	-	3,712
Noncash membership distribution accrual	323	456
Warrant consideration in relation to Solana Cloud	-	314

Reconciliation of Net loss to Adjusted EBITDA

(Dollars in thousands)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net loss	$ (7,780)	$ (8,563)	$ (15,134)	$ (11,689)
Interest expense	1,196	449	2,034	873
Income tax benefit	(608)	(649)	(1,033)	(1,197)
Depreciation and amortization	3,989	3,909	7,868	7,834
EBITDA	(3,203)	(4,854)	(6,265)	(4,179)
Adjustments: Non-cash items				
Stock-based compensation costs	1,942	1,368	3,789	2,029
Loss on sale of fixed assets	22	21	22	21
Provision for credit losses	-	244	-	244
Impairment on fixed assets	12	-	12	130
Fair value adjustment on SEPA draws	-	-	118	-
Loss (gain) on debt extinguishment and revaluation, net	-	5,600	(551)	8,698
Adjusted EBITDA	$ (1,227)	$ 1,797	$ (2,875)	$ 6,943

FY 2024-25 by Quarter Adjusted EBITDA

(Dollars in thousands)	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025
Net loss	$ (9,145)	$ (8,093)	$ (38,518)	$ (7,354)	$ (7,780)
Interest expense, net	449	821	833	838	1,196
Income tax (benefit) expense	(649)	(547)	(743)	(425)	(608)
Depreciation and amortization	3,909	3,916	3,889	3,879	3,989
EBITDA	(5,436)	(3,903)	(34,539)	(3,062)	(3,203)
Adjustments: Non-cash items					
Stock-based compensation costs	1,368	1,257	2,025	1,847	1,942
Loss (gain) on sale of fixed assets	21	-	9	-	22
Provision for credit losses	244	367	149	-	-
Convertible note inducement expense	-	-	388	-	-
Placement agent release expense	-	-	1,000	-	-
Loss on Contract	-	-	28,593	-	-
Fair value on adjustment on SEPA draws	-	-	-	118.00	-
Impairment on fixed assets	-	-	-	-	12
Loss (gain) on debt extinguishment and revaluation, net	5,600	(1,203)	(145)	(551)	-
Adjusted EBITDA	$ 1,797	$ (3,482)	$ (2,520)	$ (1,648)	$ (1,227)

FY 2024-25
Debt

The following table represents total debt outstanding by agreement as of June 30, 2025:

(Dollars in thousands):	Current portion of debt	Long term debt	Total
NYDIG financing	$ 9,183	$ -	$ 9,183
June 2024 secured note	3,061	6,033	9,094
Equipment loan	519	-	519
Galaxy loan	492	3,988	4,480
Total Debt	$ 13,255	$ 10,021	$ 23,276

The following table represents total debt outstanding by agreement as of December 31, 2024:

(Dollars in thousands):	Current portion of debt	Long term debt	Total
Convertible Notes	$ -	$ -	$ -
NYDIG financing	9,183	-	9,183
Navitas term loan	137	-	137
June 2024 secured note	3,922	7,061	10,983
July 2024 additional secured note	1,202	-	1,202
Total Debt	$ 14,444	$ 7,061	$ 21,505